SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 15, 2003

                          MEASUREMENT SPECIALTIES, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         NEW JERSEY                    001-11906               22-2378738
(STATE OR OTHER JURISDICTION       (COMMISSION FILE          (IRS EMPLOYER
      OF INCORPORATION)                 NUMBER)            IDENTIFICATION NO.)



              710 RT 46 EAST, SUITE 206, FAIRFIELD NEW JERSEY 07004
              -----------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (973) 808-3020

                80 LITTLE FALLS ROAD, FAIRFIELD, NEW JERSEY 07004

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE


On October 15,, 2003, the registrant issued the press release attached as
Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (a)  Not Applicable
  (b)  Not Applicable
  (c)  The following exhibit is filed herewith:


       EXHIBIT NO.      DESCRIPTION
       -----------      -----------

       Exhibit 99.1 Press Release of Measurement Specialties, Inc. dated October 15, 2003.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          MEASUREMENT SPECIALTIES, INC.



     Date: October 20,2003         By:  /s/  John P. Hopkins
                                         -----------------------------------
                                         John P. Hopkins
                                         CFO


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